VIP2 P1, P2, P4 07/16

SUPPLEMENT DATED JULY 18, 2016

TO THE PROSPECTUSES DATED MAY 1, 2016

OF

FRANKLIN GLOBAL REAL ESTATE VIP FUND

FRANKLIN SMALL CAP VALUE VIP FUND

 (Series of Franklin Templeton Variable Insurance Products Trust)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The prospectus of Franklin Small Cap Value VIP Fund is amended as follows:

       I.            The first paragraph under the “FUND SUMMARIES” – “Principal Investment Strategies” section, on page FSV-S1, is replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Small-cap companies are companies with market capitalizations (the total market value of a company's outstanding stock) under $3.5 billion at the time of purchase. Effective September 30, 2016, the definition of small-cap companies will be revised to read as follows:  Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either: 1) the highest market capitalization in the Russell 2000 Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. As of May 31, 2016, the highest market capitalization in the Russell 2000 Index was $5.96 billion.

    II.            The “Performance” section, on page FSV-S3, is revised to add the following:

	1 Year	5 Years	10 Years
Russell 2000 Value Index (index reflects no deduction for fees, expenses or taxes) [1]	-7.47%	7.67%	5.58%

1.        Performance figures as of December 31, 2015.  The Russell 2000 Value Index is replacing the Russell 2500 Value Index as the Fund’s benchmark. The investment manager believes the composition of the Russell 2000 Value Index more accurately reflects the Fund’s holdings.

                No one index is representative of the Fund’s portfolio.

 III.            Effective September 30, 2016, the first paragraph under the “FUND DETAILS” – “Principal Investment Policies and Practices” section on page FSV D-1 is replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. Small-cap companies are companies with market capitalizations (the total market value of a company's outstanding stock) under $3.5 billion at the time of purchase. Effective September 30, 2016, the definition of small-cap companies will be revised to read as follows: Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either:  1) the highest market capitalization in the Russell 2000 Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. As of May 31, 2016, the highest market capitalization in the Russell 2000 Index was $5.96 billion.

The prospectus of Franklin Global Real Estate VIP Fund is amended as follows:

The “FUND DETAILS” - “Management” section, on page FGR D-6, is revised to show the address of Franklin Templeton Institutional, LLC (FT Institutional) as 280 Park Avenue, New York, NY 10017.

Please keep this supplement with your prospectuses for future reference.